                                                                   EXHIBIT 10.1

                               AMENDMENT NO. 1 TO
                                CREDIT AGREEMENT

       THIS AMENDMENT AGREEMENT is made and entered into this 21st day of March, 2000, by and among SENSORMATIC ELECTRONICS CORPORATION, a Florida corporation (herein called the "Parent"), the BORROWING SUBSIDIARIES parties hereto, if any (the Parent and each Borrowing Subsidiary is individually referred to as a "Borrower" and collectively as the "Borrowers"), BANK OF AMERICA, N.A. (the "Administrative Agent"), as Administrative Agent for the lenders (the "Lenders") party to a Credit Agreement dated December 9, 1999 among such Lenders, the Parent and the Administrative Agent, as amended (the "Agreement") and a new Lender party to this Amendment Agreement (the "New Lender").

                              W I T N E S S E T H:

         WHEREAS, the Parent, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make revolving loans to the Borrowers in the principal amount of $115,000,000 as evidenced by the Notes (as defined in the Agreement); and

         WHEREAS, the New Lender has agreed to provide to the Borrowers Loans and participations in Letters of Credit of up to $15,000,000, $5,000,000 of which shall be by an assignment pursuant to SECTION 12.1 of the Agreement and $10,000,00 of which shall increase the Total Revolving Credit Commitment to $125,000,000 and the parties hereto desire to amend the Agreement in the manner herein set forth effective as of the date hereof;

         NOW, THEREFORE, the Borrower, the Administrative Agent and the New Lender do hereby agree as follows:

         1. DEFINITIONS. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

         2. AMENDMENTS. Subject to the conditions hereof, the Agreement is hereby amended, effective as of the date hereof, by deleting EXHIBIT A and inserting in lieu thereof EXHIBIT A attached hereto, and the New Lender agrees by the execution of this Amendment Agreement that it shall be a party to the Agreement as a "Lender" and shall provide to the Borrower its Revolving Credit Commitment in the amount set forth in EXHIBIT A attached hereto.

         3. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby certifies that:

                  (a) The representations and warranties made by Borrower in
         ARTICLE VII thereof are true in all material respects on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date and except that the financial statements referred to in SECTION 7.6(a) shall be those most recently furnished to each Lender pursuant to SECTION 8.1(a) and (b);

                  (b) There has been no material adverse change in the condition, financial or otherwise, of the Parent and its Material Subsidiaries since the date of the most recent financial reports of the Parent received by each Lender under SECTION 7.6(A), or if more recent, those received under SECTION 8.1 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change; and

                  (c) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

         4. CONDITIONS. As a condition to the effectiveness of this Amendment Agreement, the Borrower shall deliver, or cause to be delivered to the Administrative Agent, the following:

                  (a) Four (4) executed counterparts of this Amendment Agreement; and

                  (b) A fully-executed Revolving Note and Competitive Bid Note payable to the Lender in the amount of Lender's Revolving Credit Commitment.

         5. OTHER DOCUMENTS. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including evidence of the authority of Borrower to enter into the transactions contemplated by this Amendment Agreement, in each case such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Administrative Agent and its counsel.

         6. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms of conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                            SENSORMATIC ELECTRONICS CORPORATION

WITNESS:

illegible                                   By:     /s/ THOMAS F. DONAHUE
----------------------------                    -------------------------------
                                                     Name:    Thomas F. Donahue
illegible                                   Title:   Vice President & Treasurer
----------------------------

                                   BANK OF AMERICA, N.A., as Administrative
                                   Agent

                                   By: /s/ RICHARD M. STARKE
                                      -------------------------------------
                                   Name:    Richard M. Starke
                                   Title:   Managing Director

                                   BANKATLANTIC

                                   By:   /s/ ANA C. BOLDUC
                                      ----------------------------
                                   Name:    Ana C. Bolduc
                                   Title:   Senior Vice President

                                    EXHIBIT A

                        Applicable Commitment Percentages

                                                                   APPLICABLE
                                           REVOLVING CREDIT        COMMITMENT
LENDER                                        COMMITMENT           PERCENTAGE
------                                     -----------------       ----------

Bank of America, N.A                         $ 25,000,000               20%

SunTrust Bank, South Florida, N.A            $ 25,000,000               20%

Bank One, N.A. (Chicago Main Office)         $ 25,000,000               20%

BankBoston, N.A                              $ 20,000,000               16%

Dresdner Bank Lateinamerika AG,
Miami Agency                                 $ 15,000,000               12%

BankAtlantic                                 $ 15,000,000               12%
                                             ------------              ---

                                             $125,000,000              100%
                                             ============              ===